SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)       September 13, 1999


                          HORIZON OFFSHORE, INC.
          (Exact name of registrant as specified in its charter)


   Delaware                  0-23653                    76-0487309
(State or other        (Commission File Number)       (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)


         2500 CityWest Boulevard, Suite 2200, Houston, Texas   77042
                 (Address of principal executive office)    (Zip Code)



                              (713) 361-2600
           (Registrant's telephone number, including area code)


                                    N/A
      (Former name or former address, if changed since last report.)



Item 5.   Other Events.

     On September 13, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1.


Item 7.   Exhibits.

     99.1 Press release issued by the Registrant on September 13, 1999 announcing the appointment of R. Clay Etheridge as Executive Vice President and Chief Operating Officer.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HORIZON OFFSHORE, INC.



                              By:  /s/  David W. Sharp
                                 -----------------------
                                 David W. Sharp
                                 Executive Vice President
                                 and Chief Financial Officer

Dated: October 5, 1999